UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

 the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 12, 2012

SureWest Communications
(Exact name of registrant as specified in its charter)

California	000-29660	68-0365195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8150 Industrial Avenue, Roseville, California	95678
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(916) 772-2000

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 12, 2012, SureWest Communications (the “Company” or “SureWest”) held a special meeting of the Company’s shareholders to vote on (i) a proposal (“Proposal 1”) to approve the Merger Agreement, the Merger Certificate and the transactions contemplated thereby, including the First Merger, (ii) a proposal (“Proposal 2”) to approve, by an advisory vote, the change in control severance payment of the named executive officers, and (iii) to approve the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies. The matters acted upon at the special meeting are described in more detail in the definitive joint proxy statement/prospectus of SureWest and Consolidated Communications (“Consolidated”) on Form S-4, which Consolidated filed with the Securities and Exchange Commission on April 24, 2012.

Shareholders representing 10,549,521 shares, or 73.62%, of the common shares outstanding as of the April 23, 2012 record date were present in person or represented at the meeting by proxy.

The three matters voted upon at the meeting, are set forth below:

Proposal 1:  To approve the Merger Agreement, the Merger Certificate and the transactions contemplated thereby, including the First Merger.

The proposal was approved:

	Shares Voted	Percent of Shares Outstanding
For	10,169,762	70.76%
Against	250,967	1.65%
Abstain	128,792	0.89%
Broker non-votes	-	-

Proposal 2:  To approve, by an advisory vote, the change in control severance payment of the named executive officers.

The proposal was approved:

Shares Voted
For	9,362,061
Against	924,145
Abstain	263,315
Broker non-votes	-

Proposal 3:  To approve the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies.

The proposal was approved:

Shares Voted
For	9,555,417
Against	815,676
Abstain	178,428
Broker non-votes	-

Item 8.01 Other Events.

On June 12, 2012, the SureWest and Consolidated issued a joint press release announcing that the deadline for SureWest shareholders to elect the form of merger consideration they wish to receive in connection with the pending merger between SureWest and Consolidated will be 5:00 p.m. eastern time on Thursday, June 28, 2012 (the “Election Deadline”), and that the companies have scheduled Monday, July 2, 2012 as the closing date for the merger.  A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
99.1	Press release regarding Election Deadline dated June 12, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUREWEST COMMUNICATIONS

(Registrant)

By:	/s/ Dan T. Bessey
Dan T. Bessey

Vice President and Chief Financial Officer

Date:  June 12, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release regarding Election Deadline dated June 12, 2012.